Exhibit 99.1

Digital Turbine Reports Fiscal 2020 First Quarter Results

Revenue of $30.6 Million Represented 38% Annual Growth

Accelerated Revenue and Gross Profit Growth Drove Higher Profitability

Austin, TX – August 5, 2019 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2019. All operating results discussed below, except as otherwise specifically noted, refer only to the continuing operations of the Company, and all comparisons to prior periods have been adjusted to reflect only continuing operations.

Recent Highlights:

•	Fiscal first quarter revenue was $30.6 million, representing 38% growth when compared to the fiscal first quarter of 2019.

•	GAAP net loss for the fiscal first quarter was $1.7 million, or ($0.02) per share, as compared to GAAP net income of $1.5 million, or $0.02 per share for the fiscal first quarter of 2019. Non-GAAP adjusted net income[1] for the fiscal first quarter was $4.2 million, or $0.05 per share, as compared to a Non-GAAP adjusted net loss of $0.6 million, or ($0.01) per share, in the fiscal first quarter of 2019.

•	Non-GAAP adjusted EBITDA[2] for the fiscal first quarter was $4.2 million, as compared to Non-GAAP adjusted EBITDA of $0.2 million in the fiscal first quarter of 2019.

•	GAAP cash provided by operating activities totaled $5.0 million in the fiscal first quarter. Non-GAAP free cash flow[3] totaled $4.3 million in the fiscal fourth quarter.

•	GAAP gross margin was 39% for the fiscal first quarter of 2020, as compared to a 29% GAAP gross margin in the fiscal first quarter of 2019. Non-GAAP adjusted gross margin[4] was 40% for the fiscal first quarter of 2020, as compared to 31% in the fiscal first quarter of 2019.

•	The Company has surpassed 290 million total devices with Ignite installed to date, including more than 30 million devices installed during the June quarter.

•	U.S. revenue-per-device (“RPD”) increased by more than 30% when compared to the fiscal first quarter of 2019, highlighting strengthening demand from advertisers for the Digital Turbine platform.

•	The Company’s cash balance was $16.2 million as of June 30, 2019, as compared to the March 31, 2019 balance of $10.9 million. The Company had zero total debt as of June 30, 2019.

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 2 of 11

“We are out of the gates strong as we begin our fiscal 2020,” said Bill Stone, CEO.  “We have a lot of momentum, as not only did our results for the fiscal first quarter comfortably exceed our internal expectations driven largely by stronger revenue-per-device (“RPD”) metrics during the latter half of the quarter, but we also made significant operational progress with valuable new partners and strategic platform initiatives that should help propel our growth in future quarters and years. We managed to accelerate our year-over-year revenue growth to 38% and our Non-GAAP gross profit growth to 78% in the June quarter, as compared to 30% revenue growth and 50% Non-GAAP gross profit growth in the preceding March quarter. This strong top-line momentum, along with continuing operating leverage, led to the generation of $4.2 million in Adjusted EBITDA and $4.3 million in free cash flow during the quarter, which in turn helped us further bolster a balance sheet that comprised of more than $16 million in cash and zero debt as of quarter-end.”

Mr. Stone concluded, “I remain highly encouraged by the inherent momentum of our increasingly differentiated platform offering and the deep collaboration shown by our valued operator and OEM partners. While I am certainly proud of our strong financial results, our focus remains single-mindedly on effectively positioning and scaling the platform to ensure future success for our business and that of our partners. We are continuing to aggressively recruit additional carriers and OEMs to further expand our scale and global footprint. At the same time, we are continuing to work collaboratively with existing partners and advertiser clients to develop innovative new platform features designed to drive added monetization via higher levels of conversion and engagement for advertisers and end users alike. I look forward to providing real-time updates on our progress toward these core objectives as fiscal 2020 matures.”

Fiscal First Quarter Financial Results

Revenue for the first quarter of fiscal 2020 was $30.6 million, representing an increase of 38% year-over-year. Revenue growth was primarily driven by higher revenue-per-device with our large U.S.-based carrier partners, reflecting strong advertiser demand for Dynamic Installs as well as incremental contributions from other, newer platform products.

GAAP gross margin was 39% for the first quarter of fiscal 2020, as compared to a 29% GAAP gross margin in the first quarter of fiscal 2019. Non-GAAP adjusted gross margin4 increased to 40% for the first quarter of fiscal 2020, as compared to 31% for the first quarter of fiscal 2019.

Net loss from continuing operations for the first quarter of fiscal 2020 was $1.7 million, or ($0.02) per share, as compared to a net income from continuing operations for the first quarter of fiscal 2019 of $1.5 million, or $0.02 per share. Non-GAAP adjusted net income1 for the first quarter of fiscal 2020 was $4.2 million, or $0.05 per share, as compared to a Non-GAAP adjusted net loss of $0.6 million, or ($0.01) per share, during the first quarter of fiscal 2019.

Non-GAAP adjusted EBITDA2 was $4.2 million for the first quarter of fiscal 2020, as compared to Non-GAAP adjusted EBITDA of $0.2 million for the first quarter of fiscal 2019. The reconciliation between GAAP and Non-GAAP financial results for all referenced periods is provided in a table immediately following the Unaudited Consolidated Statements of Cash Flows below.

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 3 of 11

Business Outlook

Based on information available as of August 5, 2019, the Company expects second quarter fiscal 2020 revenue of between $31 million and $32 million, and non-GAAP adjusted EBITDA2 of between $3.2 million and $3.7 million. It is not reasonably practicable to provide a business outlook for GAAP net income from continuing operations because the Company cannot reasonably estimate the changes in the fair value of derivatives associated with outstanding warrants issued in connection with the September 2016 convertible notes offering, which are directly impacted by changes in the Company’s stock price.

About Digital Turbine, Inc.

Digital Turbine innovates at the convergence of media and mobile communications, connecting top mobile operators, OEMs and publishers with app developers and advertisers worldwide. Its comprehensive Mobile Delivery Platform powers frictionless user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 30 mobile operators and OEMs worldwide, and has delivered more than one billion app preloads for tens of thousands advertising campaigns. The company is headquartered in Austin, Texas, with global offices in Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Conference Call

Management will host a conference call today at 4:30 p.m. ET to discuss its first quarter financial results and provide operational updates on the business. To participate, interested parties should dial 855-238-2713 in the United States or 412-542-4111 from international locations. A webcast of the conference call will be available at ir.digitalturbine.com/events.

For those who are not able to join the live call, a playback will be available through August 12, 2019. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 10133868.

The conference call will discuss guidance and other material information.

Use of Non-GAAP Financial Measures

To supplement the Company’s condensed consolidated financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted gross profit, non-GAAP gross margin, non-GAAP adjusted EBITDA and non-GAAP free cash flow. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 4 of 11

Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these Non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes Non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of Non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

1Non-GAAP adjusted net income/(loss) and EPS are defined as GAAP net income/(loss) and EPS adjusted to exclude the effect of stock-based compensation, amortization of intangibles, severance, changes in the fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, and loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted net income/(loss) and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

2Non-GAAP adjusted EBITDA is calculated as GAAP net income/(loss) excluding the following cash and non-cash expenses: interest expense, foreign exchange transaction loss/(gain), income tax provision/(benefit), depreciation and amortization, stock-based compensation expense, severance, the change in fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, other income / (expense), and a loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted EBITDA should not be construed as an alternative to net income / (loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows) reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.

4Non-GAAP adjusted gross profit and gross margin are defined as GAAP gross profit and gross margin adjusted to exclude the effect of intangible amortization expense and depreciation of software. Readers are cautioned that Non-GAAP adjusted gross profit and gross margin should not be construed as an alternative to gross margin determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 5 of 11

Non-GAAP adjusted gross profit and gross margin, Non-GAAP adjusted EBITDA, Non-GAAP adjusted net income / (loss) and EPS, and Non-GAAP free cash flow are used by management as internal measures of profitability, performance and liquidity. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements.

These factors and risks include:

•	risks associated with Ignite adoption among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying Ignite)
•	actual mobile device sales and sell-through where Ignite is deployed is out of our control
•	risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our Ignite product
•	risks associated with the timing of Ignite software pushes to the embedded bases of carrier and OEM partners
•	risks associated with end user take rates of carrier and OEM software pushes which include Ignite
•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•	risks associated with fluctuations in the number of Ignite slots across US carrier partners
•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•	customer adoption that either we or the market may expect
•	the difficulty of extrapolating monthly demand to quarterly demand

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 6 of 11

•	the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA)
•	ability as a smaller Company to manage international operations
•	varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•	changes in economic conditions and market demand
•	rapid and complex changes occurring in the mobile marketplace
•	pricing and other activities by competitors
•	derivative and warrant liabilities on our balance sheet will fluctuate as our stock price moves and will also produce changes in our income statement; these fluctuations and changes might materially impact our reported GAAP financials in an adverse manner, particularly if our stock price were to rise
•	technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources, and
•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements.  The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:

Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 7 of 11

Digital Turbine, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income / (Loss)

(in thousands, except per share amounts)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)
Net revenues	$30,553	$22,112
Cost of revenues
License fees and revenue share	18,275	15,216
Other direct cost of revenues	278	507
Total cost of revenues	18,553	15,723
Gross profit	12,000	6,389
Operating expenses
Product development	2,794	3,109
Sales and marketing	2,278	1,836
General and administrative	3,888	2,704
Total operating expenses	8,960	7,649
Income / (Loss) from operations	3,040	(1,260)
Interest and other expense, net
Interest expense, net	-	(319)
Foreign exchange transaction gain / (loss)	(1)	8
Change in fair value of convertible note embedded derivative liability	-	1,620
Change in fair value of warrant liability	(5,226)	1,570
Other expense	409	(127)
Total interest and other income / (expense), net	(4,818)	2,752
Income / (loss) from operations before income taxes	(1,778)	1,492
Income tax benefit	(107)	(36)
Net income / (loss) from operations, net of taxes	$(1,671)	$1,528
Loss from discontinued operations	$(148)	$(1,044)
Net loss from discontinued operations, net of taxes	$(148)	$(1,044)
Net income / (loss)	$(1,819)	$484
Foreign currency translation adjustment	98	-
Comprehensive income / (loss):	$(1,721)	$484
Basic and diluted net income / (loss) per common share
Continuing operations	$(0.02)	$0.02
Discontinued operations	$(0.00)	$(0.01)
Net income / (loss)	$(0.02)	$0.01
Weighted average common shares outstanding, basic	81,814	76,204
Weighted average common shares outstanding, diluted	81,814	79,598

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 8 of 11

Digital Turbine, Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands, except par value and share amounts)

	June 30, 2019	March 31, 2019
	(Unaudited)

ASSETS
Current assets
Cash and cash equivalents	$16,222	$10,894
Restricted cash	165	165
Accounts receivable, net of allowances of $961 and $895, respectively	22,733	22,707
Prepaid expenses and other current assets	1,511	1,331
Current assets held for disposal	1,817	2,026
Total current assets	42,448	37,123
Property and equipment, net	3,748	3,430
Right-of-use asset	2,168	-
Deferred tax assets	85	40
Goodwill	42,268	42,268
TOTAL ASSETS	$90,717	$82,861
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$18,916	$14,912
Accrued license fees and revenue share	12,833	16,205
Accrued compensation	1,456	2,441
Other current liabilities	1,922	826
Current liabilities held for disposal	3,654	3,924
Total current liabilities	38,781	38,308
Warrant liability	12,525	8,013
Other non-current liabilities	2,178	182
Total liabilities	53,484	46,503
Stockholders' equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1,000)	100	100
Common stock
Common Stock at $0.0001 par value: 200,000,000 shares authorized; 83,220,668 issued and 82,487,702 outstanding at June 30, 2019; 82,354,940 issued and 81,620,484 outstanding at March 31, 2019	10	10
Additional paid-in capital	335,389	332,793
Treasury stock (754,599 shares at June 30, 2019 and March 31, 2019)	(71)	(71)
Accumulated other comprehensive loss	(258)	(356)
Accumulated deficit	(297,937)	(296,118)
Total stockholders' equity	37,233	36,358
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$90,717	$82,861

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 9 of 11

Digital Turbine, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income / (loss) from continuing operations, net of taxes	$(1,671)	$1,528
Adjustments to reconcile net income / (loss) to net cash provided by / (used in) operating activities:
Depreciation and amortization	462	729
Change in allowance for doubtful accounts	66	278
Non-cash interest expense	-	161
Stock-based compensation	560	463
Stock-based compensation for services rendered	122	85
Change in fair value of convertible note embedded derivative liability	-	(1,620)
Change in fair value of warrant liability	5,226	(1,570)
(Increase)/decrease in assets:
Accounts receivable	(92)	(2,574)
Deferred tax assets	(45)	(36)
Prepaid expenses and other current assets	(151)	(52)
Right-of-use asset	(2,168)	-
Increase/(decrease) in liabilities:
Accounts payable	3,982	(1,603)
Accrued license fees and revenue share	(3,347)	3,259
Accrued compensation	(993)	(1,781)
Other current liabilities	1,096	344
Other non-current liabilities	1,997	(6)
Net cash provided by / (used in) operating activities - continuing operations	5,044	(2,395)
Net cash used in operating activities - discontinued operations	(230)	(1,224)
Net cash provided by / (used in) operating activities	$4,814	$(3,619)

Cash flows from investing activities
Capital expenditures	$(783)	$(411)
Cash used in investing activities - continuing operations	(783)	(411)
Cash used in investing activities - discontinued operations	-	(41)
Net cash used in investing activities	$(783)	$(452)

Cash flows from financing activities
Options and warrants exercised	$1,199	$39
Repayment of debt obligations	-	(50)
Net cash provided by / (used in) financing activities	$1,199	$(11)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	$98	$-

Net change in cash and cash equivalents and restricted cash	$5,328	$(4,082)

Cash and cash equivalents and restricted cash, beginning of period	$11,059	$13,051

Cash and cash equivalents and restricted cash, end of period	$16,387	$8,969

Digital Turbine First Quarter Fiscal 2020 Results August 5, 2019 Page 10 of 11

GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(in thousands)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)
Continuing Operations:
Revenue	$30,553	$22,112
Gross profit	$12,000	$6,389
Gross margin percentage	39%	29%
Add back items:
Amortization of intangibles	$-	$335
Depreciation of software	$278	$172
Non-GAAP gross profit from continuing operations	$12,278	$6,896
Non-GAAP gross margin percentage from continuing operations	40%	31%

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED NET INCOME / (LOSS)

(in thousands)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)
Continuing Operations:
Net income / (loss) from continuing operations	$(1,671)	$1,528
Add back items:
Stock and stock option compensation	682	548
Amortization of intangibles	-	335
Change in fair value of convertible note embedded derivative and warrant liability	5,226	(3,190)
Non-recurring severence expense	-	145
Non-GAAP adjusted net income / (loss) from continuing operations	$4,237	$(634)

Non-GAAP adjusted net income / (loss) per share from continuing operations	$0.05	$(0.01)
Weighted average common shares outstanding, basic	81,814	76,204
Weighted average common shares outstanding, diluted	81,814	79,598

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GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
Continuing Operations:	(Unaudited)	(Unaudited)
Net income / (loss) from continuing operations	$(1,671)	$1,528
Add back items:
Stock and stock option compensation	682	548
Amortization of intangibles	-	335
Depreciation expense	482	394
Interest expense, net	-	319
Other income / (expense)	(409)	121
Change in fair value of convertible note embedded derivative and warrant liability	5,226	(3,190)
Loss on extinguishment of debt	-	6
Non-recurring severence expense	-	145
Foreign exchange transaction loss / (income)	1	(8)
Income tax benefit	(107)	(36)
Non-GAAP adjusted EBITDA from continuing operations	$4,204	$162

GAAP CASH FLOW FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO NON-GAAP FREE CASH FLOW FROM CONTINUING OPERATIONS

(in thousands)

	3 Months Ended	3 Months Ended
	June 30, 2019	June 30, 2018
	(Unaudited)	(Unaudited)
Net cash provided by / (used in) operating activities from continuing operations	$5,044	$(2,395)
Capital expenditures	(783)	(411)

Non-GAAP free cash flow provided by / (used in) continuing operations	$4,261	$(2,806)